UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2011

VYTERIS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-32741	84-1394211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13-01 Pollitt Drive, Fair Lawn, NJ		07410
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (201) 703-2299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Vyteris, Inc. (the “Company”) has elected to implement a strategy to transform Vyteris into a diversified specialty contract research organization (CRO) company.  This decision follows on the Company’s previously announced merger with MediSync BioServices, Inc., a CRO, and Vyteris will now focus all its efforts on consolidating specialty businesses in the CRO, site management organization (SMO) and related services industry.  As a result, the Company is currently discontinuing its drug delivery business and plans to monetize its proprietary active transdermal drug-delivery assets as soon as possible.

Item 9.01  Exhibits

99.1	Press Release, dated May 19, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYTERIS, INC.

By:	/s/ Haro Hartounian
Name: Haro Hartounian
Title: Chief Executive Officer
Dated: May 19, 2011

EXHIBIT INDEX

Exhibit 99.1                      Press Release, dated May 19, 2011